Mailed 1/26/15

PLEASE SIGN AND RETURN BOTH COPIES

Landlord **Great American Realty**
2131 Newbridge Road
Bellmore NY 11710

EXTENSION OF LEASE

Date January 15, 2015

Tenant(s): Surge Components, Inc. Premises: 95 Jefryn Boulevard Deer Park, New York 11729	Re: LEASE Ten Year Dated October 1, 2020 Expires on September 30, 2030 Apt. — office — etc.:

Dear Tenant(s): Surge Components, Inc.

The LEASE referred to above expires shortly. If you wish to extend your LEASE the annual rent for the premises commencing on October 1, 2020 will be $ payable $ monthly in advance, for an extended term of ten year

Please note your rent is due and payable by the first day of each month.

A late charge of 5% will be assessed after the 5th day of the month.

Tenant agrees to supply a valid Certificate of Insurance showing tenants contents and liability coverage.

PLEASE SEE ATTACHED

In connection with the foregoing, additional security will be required in the amount of $ making the total security of $

If prior to the commencement of the extended term you default in any of the terms, covenants and conditions of the LEASE this agreement shall, at the option of the Landlord, be null and void.

All other terms, covenants and conditions of the LEASE shall remain in full force and effect for the duration of the extended term.

If you wish to extend the term of the LEASE please sign this agreement where indicated (X) and return two copies to the Landlord together with a check in the amount of the additional security within 15 days of the above date.

If you intend to vacate the premises please sign your name under the words "Tenant(s) will vacate the premises at the end of the present term" and return two copies to the Landlord.

SIGN HERE TO EXTEND LEASE

Tenant(s): X [signature]

each Tenant on original Lease must sign X ______

This EXTENSION AGREEMENT does not become binding until the return to you of a copy signed by the Landlord.

Tenant(s) will vacate the premises at the end of the term

______

______

Landlord

By: [signature]

Great American Realty of Jefryn Boulevard, LLC

During the Term, Tenant shall pay Owner annual fixed rent ("Fixed Rent"), as follows:

1. From October 1st, 2020 through and including September 30th, 2021, Fixed Rent shall be Ninety-Four Thousand Nine Hundred Fifty-Four Dollars and Eight Cents ($94,954.08); payable in equal monthly installments of Seven Thousand Nine Hundred Twelve Dollars and Eighty-Four Cents ($7,912.84); and

2. From October 1st, 2021 through and including September 30th, 2022, Fixed Rent shall be Ninety-Six Thousand Eight Hundred Fifty-Three Dollars and Twenty Cents ($96,853.20), payable in equal monthly installments of Eight Thousand Seventy-One Dollars and Ten Cents ($8,071.10); and

3. From October 1st, 2022 through and including September 30th, 2023, Fixed Rent shall be Ninety-Eight Thousand Seven Hundred Ninety Dollars and Twenty-Four Cents ($98,790.24), payable in equal monthly installments of Eight Thousand Two Hundred Thirty-Two Dollars and Fifty-Two Cents ($8,232.52); and

4. From October 1st, 2023 through and including September 30th, 2024, Fixed Rent shall be One Hundred Thousand Seven Hundred Sixty-Six Dollars and Four Cents ($100,766.04), payable in equal monthly installments of Eight Thousand Three Hundred Ninety-Seven Dollars Seventeen Cents ($8,397.17); and

5. From October 1st, 2024 through and including September 30th, 2025, Fixed Rent shall be One Hundred Two Thousand Seven Hundred Eighty-One Dollars and Thirty-Two Cents ($102,781.32), payable in equal monthly installments of Eight Thousand Five Hundred Sixty-Five Dollars and Eleven Cents ($8,565.11); and

6. From October 1st, 2025 through and including September 30th, 2026, Fixed Rent shall be One Hundred Four Thousand Eight Hundred Thirty-Six Dollars and Ninety-Two Cents ($104,836.92); payable in equal monthly installments of Eight Thousand Seven Hundred Thirty-Six Dollars and Forty-One Cents ($8,736.41); and

7. From October 1st, 2026 through and including September 30th, 2027, Fixed Rent shall be One Hundred Six Thousand Nine Hundred Thirty-Three Dollars and Sixty-Eight Cents ($106,933.68), payable in equal monthly installments of Eight Thousand Nine Hundred Eleven Dollars and Fourteen Cents ($8,911.14); and

8. From October 1st, 2027 through and including September 30th, 2028, Fixed Rent shall be One Hundred Nine Thousand Seventy-two Dollars and Thirty-Two Cents ($109,072.32), payable in equal monthly installments of Nine Thousand Eighty-Nine Dollars and Thirty-Six Cents ($9,089.36); and

9. From October 1st, 2028 through and including September 30th, 2029, Fixed Rent shall be One Hundred Eleven Thousand Two Hundred Fifty-Three Dollars and Eighty Cents ($111,253.80), payable in equal monthly installments of Nine Thousand Two Hundred Seventy-One Dollars and Fifteen Cents ($9,271.15); and

10. From October 1st, 2029 through and including September 30th, 2030, Fixed Rent shall be One Hundred Thirteen Thousand Four Hundred Seventy-Eight Dollars and Eighty-Four Cents ($113,478.84), payable in equal monthly installments of Nine Thousand Four Hundred Fifty-Six Dollars and Fifty-Seven Cents ($9,456.57).